                                                                    Exhibit 4.01


                        [ARROW POINT COMMUNICATIONS LOGO]
COMMON STOCK                                                     PAR VALUE $.001

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               See reverse for
                                                             certain definitions

                                                             CUSIP 042810  10  1

THIS CERTIFIES THAT





IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ArrowPoint Communications, Inc. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and By-laws and all Amendments and Restatements thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the corporate seal of the Corporation and the signatures of its duly authorized officers.

Dated:


                                                          /s/ Louis J. Volpe
                                                                   PRESIDENT AND
                                                         CHIEF OPERATING OFFICER
                                 [SEAL GRAPHIC]
COUNTERSIGNED AND REGISTERED:

     AMERICAN STOCK TRANSFER & TRUST COMPANY              /s/ Cynthia M. Deysher

                                   TRANSFER AGENT   VICE PRESIDENT OF OPERATIONS
                                   AND REGISTRAR     AND CHIEF FINANCIAL OFFICER
BY



                  AUTHORIZED SIGNATURE


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                        ArrowPoint Communications, Inc.

The Corporation is authorized to issue more than one class of stock. The corporation will furnish without charge to each stockholder who so requests the power, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common               UNIF GIFT MIN ACT-............Custodian............
         TEN ENT - as tenants by the entireties                            (Cust)               (Minor)
         JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
                   survivorship and not as tenants                      Act...............
                   in common                                                   (State)

     Additional abbreviations may also be used though not in the above list


              For value recieved, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
--------------------------------------------------------------------------

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporationn with full power of substitution in the premises.

Dated:
      ---------------------------


         (Signature)
                    ----------------------------------
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:




----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.